DEFINITIVE ADDITIONAL PROXY MATERIALS

                       (File Nos. 333-40819 and 811-08507)

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]   Preliminary Proxy Statement
         [ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
               RULE 14A-6(E)(2))
         [ ]   Definitive Proxy Statement
         [X]   Definitive Additional Materials
         [ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                ICM Series Trust
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                            Margaret Gallardo-Cortez
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                             Joseph R. Fleming, Esq.
                                   DECHERT LLP
                        200 Clarendon Street, 27th Floor
                           Boston, Massachusetts 02116

Payment of Filing Fee (Check the appropriate box):

         [X]   No Fee Required
         [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11

               1) Title of each class of securities to which transaction applies:

               2)   Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               4)   Proposed maximum aggregate value of transaction:

               5)   Total fee paid:

        [ ] Fee paid previously with preliminary materials.

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        [      ] Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1) Amount Previously Paid:

                    -----------------------
               2) Form, Schedule or Registration Statement No.:

                    -----------------------
               3) Filing Party:

                    -----------------------
               4) Date Filed:

                    -----------------------

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INTRODUCTION

Hi, my name is and this is a courtesy call from ADP. I am a proxy representative acting on behalf of the ICM Isabelle Small Cap Value Fund. Is available? (If shareholder is not a natural person, request to speak to representative authorized to vote on shareholder's behalf.)

When correct shareholder/authorized representative comes on the line:

         Hi Mr./Ms. , my name is and I am calling from ADP. I am a proxy representative acting on behalf of the ICM Isabelle Small Cap Value Fund. Our records indicate that you are a shareholder of the ICM Isabelle Small Cap Value Fund. In late February 2006, you were mailed a proxy statement on behalf of the ICM Isabelle Small Cap Value Fund asking you to consider the approval of the new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC, as described in the proxy materials, as well as the election of four trustees to the fund's board of trustees, as described in the proxy materials.

If the shareholder/authorized representative answers:

         Hi Mr./Ms. , I am calling because our records indicate that you are a shareholder of the ICM Isabelle Small Cap Value Fund. In late February 2006, you were mailed a proxy statement on behalf of the ICM Isabelle Small Cap Value Fund asking you to consider the approval of the new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC, as described in the proxy materials, as well as the election of four trustees to the fund's board of trustees, as described in the proxy materials.

CONFIRMATION OF RECEIPT OF PROXY MATERIALS

         Did you receive the proxy materials sent out in late February 2006?

If Proxy Materials Were Not Received:

         I can resend the proxy materials to you. You should receive them within 3 to 5 business days. Alternatively, if you have access to e-mail we can e-mail you the proxy statement and you may call us back on our toll-free number to place your vote. Once received and reviewed, you have several options to place your vote. You may vote by mail by completing the card, signing and dating it, and then mailing it back in the prepaid envelope. You may use the toll-free automated phone system; the number is 1-888-221-0697. You may vote online at

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         www.proxyweb.com. Also, you may call us directly at 1-877-333-2259 to place your vote, or if you would like we can schedule a call-back for a later date. Would you like to receive another copy of the proxy materials and a call-back after you have had a chance to review the materials?

         If Shareholder Desires Re-Mailing:

         Verify address and make any changes.

         The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

         If Shareholder Desires Call-Back:

         Mr./Ms. ,would you like me to schedule a call-back in a few days after you have had a chance to review the material? We will give you a call within a week once you have had time to review the material. Thank you for your time and have a great day/evening.

         If Shareholder does not Request Re-Mailing or Call Back:

         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. The special meeting of shareholders is scheduled for April 18, 2006 at 2:00 p.m. (EST). Your vote must be received on or before 9:00 P.M. on April 17, 2006 if you are not planning on attending the meeting. If you should decide at a later time that you would like us to re-mail the Proxy Materials, you may also call us directly at 1-877-333-2259. Thank you again for your time today, and have a wonderful day/evening.

If Proxy Materials were Received:

         Have you had a chance to review the material and are there any questions I can answer for you? (Use proxy statement to answer all questions.)

         If Shareholder states that shares were sold after February 7, 2006:

         Since you were a shareholder on the date of record, which was February 7, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

         If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?


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SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS AND DESIRE TO VOTE BY PHONE

If Proxy Materials were Received and Shareholder Desires to Vote:

         If shareholder is a Natural Person:

         The process will only take a few moments.

1. I will introduce myself again and give the date and time. 2. I will then ask your permission to record your vote.
3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

         May I take your vote now?

         Thank you, for your protection this phone call will be recorded.

         My name is                                   from ADP and I am acting
                     --------------------------------
         on behalf of the ICM Isabelle Small Cap Value Fund.


         Today's date is                    and the time is            E.T.
                         -------------------                -----------

         Mr./Ms. do I have your permission to record your vote?

         For the record, would you please state your full name and full mailing address?

         For the record, would you also please state the last 4 digits of your [social security number] [employer identification number]?

         The Board of Directors has unanimously approved the form of the new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC. Do you wish to support, vote against, or abstain from voting on the proposed new agreement resulting from the change in control?

         The Board of Directors has unanimously approved the four candidates for election to the Board of Trustees of the ICM Series Trust. Do you wish to support, vote against, or abstain from voting on the proposed election of each of the four nominees for trustee named in the proxy materials to the Trust's Board of Trustees?

         If Shareholder is Not a Natural Person:

         This process will only take a few moments.

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1.   I will introduce myself again and give the date and time.

2.   I will ask your permission to record your vote.

3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.

4. Finally I will ask you to confirm that you are authorized to vote on this account.

         May I take your vote now?

         Thank you, for your protection this phone call will be recorded.

         My name is                                   from ADP and I am acting
                     --------------------------------
         on behalf of the ICM Isabelle Small Cap Value Fund.

         Today is                           and the time is            E.T.
                  --------------------------                -----------

         Mr./Ms. do I have your permission to record your vote?

         For the record, would you please state your full name and company mailing address?

         Are you authorized to vote these shares?

         The Board of Directors has unanimously approved the form of the new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC. Do you wish to support, vote against, or abstain from voting on the proposed new agreement resulting from the change in control?

         The Board of Directors has unanimously approved the four candidates for election to the Board of Trustees of the ICM Series Trust. Do you wish to support, vote against, or abstain from voting on the proposed election of each of the four nominees for trustee named in the proxy materials to the Trust's Board of Trustees?

If Shareholder Provides a Favorable Vote:

         Mr./Ms. I have recorded your votes as follows:

         First, you are voting all of your shares of the Isabelle Small Cap Value Fund "FOR" the proposed new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC, as described in the proxy materials, is that correct?

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         Second, you are voting all of your shares of the ICM Isabelle Small Cap
         Value Fund "FOR" the election of the four nominees for trustee listed in the proxy materials, is that correct?

If Shareholder Provides a Non-Favorable Vote:

         Mr./Ms. I have recorded your votes as follows:


         First, you are voting all of your shares of the ICM Isabelle Small Cap Value Fund "AGAINST" the proposed new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC, as described in the proxy materials, is that correct?

         Second, you are voting all of your shares of the ICM Isabelle Small Cap Value Fund "AGAINST" the proposed election of the four nominees for trustee listed in the proxy materials, is that correct?

If  Shareholder  Provides a Mixed Vote on the Proposal to Elect the Four Trustee
Nominees:

         First, you are voting all of your shares of the ICM Isabelle Small Cap Value Fund "FOR" the election of the following nominees for trustee listed in the proxy materials, is that correct?

              [List Trustee Nominees for whom a "FOR" vote will be recorded]

         Second, you are voting all of your share of the ICM Isabelle Small Cap Value Fund "AGAINST" the election of the following nominees for trustee listed in the proxy materials, is that correct?

             [List Trustee Nominees for whom an "AGAINST" vote will be recorded]

If Shareholder Abstains from Voting:

         Mr./Ms. I have recorded your votes as follows:

         First, you are abstaining from voting all of your shares of the ICM Isabelle Small Cap Value Fund with respect to the proposed new advisory agreement between ICM Series Trust, acting on behalf of the ICM Isabelle Small Cap Value Fund, and Ironwood Capital Management, LLC, necessitated by the change in control of Ironwood that resulted from the acquisition of Ironwood by MB Investment Partners and Associates LLC, as described in the proxy materials, is that correct?

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         Second, you are abstaining from voting all of your shares of the ICM
         Isabelle Small Cap Value Fund with respect to the proposed election of the four nominees for trustee listed in the proxy materials, is that correct?

Record all votes as shareholder requests.  Then state as follows:

         Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-333-2259 to let us know. Also, please note that your vote cannot be changed with us by phone after [9:00 PM] ET on April 17, 2006. Thank you very much for your participation and have a great day/evening.

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS AND DESIRE TO VOTE BY INTERNET

         You may also vote by Internet. To vote via the Internet, please access the website listed on your proxy card(s). To vote via the Internet, you will need the "control number" that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies. Proper voting instructions received via the Internet will be voted as specified.

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS AND DESIRE TO VOTE BY PHONE

         You may also vote by telephone. To vote by telephone, please call the telephone number listed on your proxy card(s). To vote by telephone, you will need the "control number" that appears on your proxy card. The telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Proper voting instructions received by telephone will be voted as specified.

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS AND DO NOT WANT TO PARTICIPATE IN VOTING PROCESS

          Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. The special meeting of shareholders is scheduled for April 18, 2006 at 2:00 p.m. (EST). Your vote must be received on or before [9:00P.M.] on April 17, 2006 if you are not planning on attending the meeting. If you should change your mind about voting, please fill out your proxy card, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-888-221-0697 or on the Internet at www.proxyweb.com. The only thing you will need is the control number on your

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          proxy card,  which is the shaded number on your proxy card.  Thank you again for your time today, and have a wonderful day/evening.

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS BUT DESIRE MORE TIME TO REVIEW PROXY MATERIALS PRIOR TO VOTING

         Thank you very much Sir/Madame, we will give you a call back at your convenience on at o'clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at 1-877-333-2259. Thank you for your time and have a great day/evening.

If Proxy Materials Were Received and Call Back is Desired:

         Mr./Ms. would you like me to schedule a call back in a few days after you have had a chance to review the material? We will give you a call within a week once you have had time to review the material. Thank you for your time and have a great day/evening.

LEAVING A MESSAGE ON A SHAREHOLDER ANSWERING MACHINE:

         Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of the ICM Isabelle Small Cap Value Fund with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders to be held on April 18, 2007.

         Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-877-333-2259 to answer any questions you may have and also to cast your vote directly over the phone. If you have your proxy card you can also vote on the Internet by going to www.proxyweb.com using the control number located on your proxy card.

         Thank you in advance for your time and have a great day/evening.

ADP CALL CENTER INBOUND - AFTER HOURS ANSWERING MACHING MESSAGE

         Thank you for calling the ICM Isabelle Small Cap Value Fund shareholder meeting line. Our offices are now closed. Please call us during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.

ADP CALL CENTER INBOUND - CALL IN QUEUE MESSAGE

         Thank you for calling the ICM Isabelle Small Cap Value Fund shareholder meeting line. All of our representatives are currently assisting other

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         shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.